Exhibit 10.24

EQUITY PLEDGE AGREEMENT
 股权质押协议

This Equity Pledge Agreement (hereinafter this "Agreement") is made and entered into as of December 31, 2010, by and between the following parties on December 31, 2010 in Jinjiang City, Fujian Province, the People’s Republic of China (“China” or the “PRC”):
本股权质押协议（“本协议”）由以下各方于2010年12月【】日在中华人民共和国（“中国”）福建省晋江市签署

Party A :	Dake (Fujian) Sports Goods Co., Ltd (the “Pledgee”)
Address:	Henggoutou Industrial District, Chendai Town, Jinjiang City, Fujian
Province, China

甲方	达克（福建）体育用品有限公司（“质权人”）
地址	福建省晋江市陈埭镇横沟头工业区

Party B:	Ding Yuxi (the “Pledgor”)
Passport No.
乙方	丁玉希（“出质人”）
护照编号	G24616229

Party C:	Fujian Jinjiang Aierda Shoe Plastic Co., Ltd (the “Company”)
Address:	Jiangtou Village, Chendai Town, Jinjiang City, Fujian Province, China
丙方	福建省晋江爱尔达鞋塑有限公司（“公司”）
地址	福建省晋江市陈埭镇江头村

Each of the Pledgee and Pledgor and Party C shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.
质权人和出质人和丙方以下各称为“一方”，统称为“双方”。

RECITALS
陈 述

(1)	The Pledgee, a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and retail of plastic sports shoes, shoemaking material.
质权人为依据中国法律设立的外商独资企业，专业进行塑料运动鞋、鞋业材料的生产和零售。

(2)	The Company is a wholly foreign-owned limited company duly incorporated under the laws of China which has the expertise in the business of the production and retail of plastic sports shoes, fashion shoes and leather sandals.
公司是一家依据中国法律设立的外商独资企业，专业进行旅游鞋、时装鞋及皮凉鞋的生产和零售。

(3)	The Pledgor is the sole shareholder of the Company by holding 100 % of equity interests.
出质人是公司的唯一股东，持有100%股权。

(3)	The Pledgee and the Company have executed an Exclusive Business Cooperation Agreement (hereinafter “Services Agreement”) concurrently herewith. The Company shall pay service fees to Pledgee for offering services (the “Services Fees”).
在签署本协议的同时，质权人和公司签署了独家业务合作协议(下称“服务协议”)。公司应向质权人就其提供的服务支付服务费（下称“服务费”）。

(4)	In order to ensure that the Company and Pledgor will perform its obligations under the Services Agreement, and in order to provide an additional mechanism for the Pledgee to enforce its rights to collect the Services Fees from the Company, the Pledgor agrees to pledge all his equity interest in the Company as security for the performance of the obligations of the Company and Pledgor under the Services Agreement and the payment of Services Fees under such agreements.
为确保公司和出质人依据服务协议履行其职责并对质权人收取服务费提供额外保障，出质人同意质押其持有的全部公司股权作为公司和出质人履行服务协议项下义务和支付服务费用的担保。

NOW THEREFORE, the Pledgee, the Company and the Pledgor through mutual negotiations hereby enter into this Agreement based upon the following terms:

 因此，质权人，公司和出质人通过协商达成协议如下：

1.	Definitions and Interpretation. Unless otherwise provided in this Agreement, the following terms shall have the following meanings:
1.	定义和解释。如果本协议另有约定，下述词语具有下述含义

1.1	“Pledge” refers to the full content of Section 2 hereunder.
1.1	“质押” 指的是下文第2条的全部内容。

1.2	“Equity Interest” refers to all the equity interest in the Company legally held by the Pledgor.
1.2	“股权权益”指的是由出质人合法拥有的公司所有股权权益。

1.3	“Term of Pledge” refers to the period provided for under Section 3.2 hereunder.
1.3	“抵押期限” 指的是下文第3.2条所规定的期限。

1.4	“Event of Default” refers to any event in accordance with Section 7.1 hereunder.
1.4	“违约事件” 指的是下文第7.1条所列任何事件。

1.5	“Notice of Default” refers to the notice of default issued by the Pledgee in accordance with this Agreement.
1.5	“违约通知” 指的是由质权人根据本协议发出的违约通知。

2.	Pledge. The Pledgor agrees to pledge his equity interest in the Company to the Pledgee (“Pledged Collateral”) as a security for the obligations of the Company and Pledgor under the Services Agreement and the payment of Services Fees under such agreements. The Pledge under this Agreement refers to the rights owned by the Pledgee, who shall be entitled to a priority in receiving payment by the proceeds from the auction or sale of the equity interest pledged by the Pledgor to the Pledgee.
2.	质押。出质人同意向质权人质押其持有的公司股权（“质押担保”），以作为公司和出质人履行服务协议项下义务和支付服务费用的保证。本协议中的质押是指质权人所拥有的权利，有权从出质人向质权人质押的股权的拍卖或出售的收益价款中获得优先偿付的权利。

3.	Term of Pledge
3.	质押期限

3.1	The Pledge shall take effect as of the date when the Pledge of the equity interest under this Agreement is registered with the Administration for Industry and Commerce of the Company. The term of the Pledge shall last until two (2) years after the obligations under the Services Agreement are fulfilled.
3.1	质押自本协议项下的股权质押在公司登记机关登记之日开始生效。质押期限持续至服务协议的义务履行完毕后两年内。

3.2	During the term of the Pledge, the Pledgee shall be entitled to sell, or dispose of the pledged assets in accordance with this Agreement in the event that the Company and Pledgor fail to pay the Service Fees in accordance with the Services Agreement.
3.2	在质押期间，如果公司和出质人未能根据服务协议支付服务费，质押权人有权根据本协议出售或处置被质押资产。

3.3	During the term of the Pledge, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the equity interest.
3.3	在股权质押期间，质权人有权收取任何或所有与股权权益有关的支付或宣告的股息。

4.	Pledge Procedure and Registration
4.	质押程序和登记

4.1	The Pledge under this Agreement shall be recorded in the Register of Shareholders/owners of the Company. The Pledgor shall process the registration procedures with the Administration for Industry and Commerce concerning the Pledge.
4.1	本协议下的股权质押应在公司股东／所有人登记薄上载明。出质人应向工商行政管理局办理质押登记。

5.	Representation and Warranties of Pledgor
5.	出质人的陈述和保证

5.1	The Pledgor is the legal owner of the equity interest pledged.
5.1	出质人是质押股权的法定所有人。

5.2	The Pledgor has not pledged the equity interest to any other party, and or the equity interest is not encumbered to any other person except for the Pledgee.
5.2	除向质权人质押外，出质人未向其它任何第三人质押其股权或在股权上设定对其他第三人的负担。

6.	Covenants of Pledgor
6.	出质人承诺

6.1	During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall:
6.1	在本协议有效期内，为质权人之利益，出质人向质权人承诺如下:

6.1.1	Not transfer or assign the equity interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee.
6.1.1	未经质权人事先书面同意，不转让股权，不设置或同意设置任何对质权人权利或利益产生负面影响的质押。

6.1.2	Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee.
6.1.2	遵守并实施关于质押权利的法律、法规；在接到主管机构发布或出具的关于质押的通知、命令或者建议的5天内提交给质权人；遵守该等通知、命令或者建议；或者根据质权人提出的适当理由或经其同意，拒绝该等通知、命令或建议

6.1.3	Timely notify the Pledgee of any events or any received notices which may affect the Pledgor's equity interest or any part of its right, and any events or any received notices which may change the Pledgor's any warranty and obligation under this Agreement or affect the Pledgor’s performance of its obligations under this Agreement.
6.1.3	及时通知质权人下述事件或所收到的通知，该等事件或通知可能影响出质人股权或其权利，或者可能改变本协议项下出质人的担保和义务，或者可能影响出质人对本协议项下义务的履行。

6.2	The Pledgor agrees that the Pledgee’s right to the Pledge obtained from this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.
出质人同意，质权人根据本协议获得的质押权利不得被出质人或者其继承者或者其授权的任何人或者其他人提起的法律程序所中止或禁止。

6.3	The Pledgor promises to the Pledgee that in order to protect or perfect the security for the payment of the Services Fees, the Pledgor shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee; and make access to exercise the rights and authorization vested in the Pledgee under this Agreement.
出质人向质权人承诺，为保障或完善对服务费支付的担保，出质人应根据质权人要求，善意地签署并且促使拥有质押权益的其他方签署权属证明、合同，履行并且促使拥有质押权益的其他方采取行动；行使根据本协议所赋予质权人的权利和授权。

6.4	The Pledgor promises to the Pledgee that he will execute all amendment documents (if applicable and necessary) in connection with any registration of the Pledge with the Pledgee or its designated person (a natural person or a legal entity), and provide the notice, order and decision to the Pledgee as necessary, within a reasonable amount of time upon request.
出质人向质权人承诺，其将与质权人或其指定的人员（自然人或法人实体）签署与股权质押登记有关的所有修正文件（如果适用且必要的话），并且根据要求在合理的时间内向质权人转达通知、命令或作出决定。

6.5	The Pledgor promises to the Pledgee that he will comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate all the losses suffered by the Pledgee as a result of the Pledgor failing to perform or fully perform his guarantees, covenants, warranties, representations and conditions.
出质人向质权人承诺，其将遵守和执行所有体现质权人利益的担保、承诺、保证、声明和条件。出质人应对由于出质人没有执行或未完全执行担保、承诺、保证、声明和条件款而造成的所有损失向质权人作出赔偿。

7.	Events Of Default.
7.	违约事项。

7.1	The following events shall be regarded as the events of default:
7.1	如下事项将被视为违约事项:

7.1.1	This Agreement is deemed illegal by a governing authority in the PRC, or the Pledgor is not capable of continuing to perform the obligations herein due to any reason except force majeure;
7.1.1	本协议被中国监管部门视为非法，或者无论任何原因，出质人均不能继续履行本协议规定的义务，但是不可抗力除外;

7.1.2	The Company and Pledgor fail to make full payment of the Services Fees as scheduled under the Service Agreement;
7.1.2	公司和出质人未能如期全额支付服务协议中的服务费用;

7.1.3	The Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, and/or the Pledgor breaches any warranties under Section 5 herein;
7.1.3	出质人就本协议第5条作出任何实质性误导或错误陈述或担保，和/或者出质人违反第5条规定的担保;

7.1.4	The Pledgor breaches the covenants under Section 6 herein;
7.1.4	出质人违反本协议第6条规定的承诺;

7.1.5	The Pledgor breaches the term or condition herein;
7.1.5	出质人违反本协议规定的条款或条件;

7.1.6	The Pledgor waives the pledged equity interest or transfers or assigns the pledged equity interest without prior written consent of the Pledgee;
7.1.6	未经质权人事先书面同意，出质人放弃质押股权或转让质押股权;

7.1.7	The Company is incapable of repaying the general debt or other debt;
7.1.7	公司无力偿付日常或其他债务;

7.1.8	The property of the Pledgor is adversely affected causing the Pledgee to believe that the capability of the Pledgor to perform the obligations herein is adversely affected;
7.1.8	出质人财产受到不利影响导致质权人确信出质人履行本协议规定的义务的能力也受到不利影响;

7.1.9	The successors or agents of the Company and Pledgor are only able to perform a portion of or refuse to perform the payment obligations under the Service Agreement;
7.1.9	公司和出质人的承继人或代理人仅能履行部分或拒绝履行服务协议中的支付义务;

7.1.10	The breach of the other terms by action or inaction under this agreement by the Pledgor.
7.1.10	出质人以作为或不作为违反本协议的其他条款。;

7.2	The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or discovers that any event under Section 7.1 herein or any event that may result in the foregoing events has occurred or is likely to occur.
出质人一旦意识到或发现本协议第7.1条规定的事件或其他可能导致前述事件的事件已经发生或可能发生的，应立即向出质人发行书面通知。

7.3	Unless the event of default under Section 7.1 herein has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default occurs or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the outstanding Service Fees under the Service Agreement and other payables or exercise other rights in accordance with Section 8 herein.
除非本协议第7.1条约定的违约情况已经解决，并令质权人满意，出质人可以在任何违约事件发生时或之后向质权人发出书面违约通知，并且要求出质人根据本协议第8条的规定立即全额支付服务协议中未付的服务费以及其他应付款，或者行使其他权利。

8.	Exercise of Remedies
8.	补救措施

8.1	Authorized Action by Secured Party. The Pledgor hereby irrevocably appoints the Pledgee the attorney-in-fact of the Pledgor for the purpose of carrying out the security provisions of this Agreement and taking any action and executing any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. If an event of default occurs, or is continuing, the Pledgee shall have the right to exercise the following rights and powers:
担保方授权措施。出质人在此不可撤销地指定质权人为出质人的代理人，以执行本协议的担保条款，采取质权人认为有必要或有利于完成本协议目的的行动以及签署文件。如果违约事件发生，或者正在发生，质权人有权利执行如下权利和权力:

(a)	Collect by legal proceedings or otherwise and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral;
(a)	以法定程序或其他方式签收、背书和/或接收现今或今后的应付或与质押担保有关的所有费用、收益及其它款项及财产。

(b)	Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;
(b)	达成与质押担保有关的任何展期、重组、保证、兼并、合并或其他协议，或者保证、放弃、接受、保持或运用其它财产以替换抵押担保。

(c)	Transfer the Pledged Collateral to its own or its nominee’s name,
(c)	将质押担保转让给本人或指定方。

(d)	Make any compromise or settlement, and take any action it deems advisable, with respect to the Pledged Collateral;
(d)	就质押担保作出妥协或和解，并采取明智的措施。

(e)	Notify any obligor with respect to any Pledged Collateral to make payment directly to the Pledgee;
(e)	通知有关质押担保的债务人将款项直接支付给质押权人。

8.2	Event of defaults; Remedies. Upon the occurrence of an event of default, Pledgee may, without notice to or demand on the Pledgor and in addition to all rights and remedies available to Pledgee, at law or otherwise, do any of the following:
8.2	违约事项；补救措施。在违约事项发生时，除法律或其它方面所授予质权人权利及补救措施外，质权人可以采取下列行动，而无须通知或要求出质人

(a)	Require the Pledgor to immediately pay all outstanding unpaid amounts due under the Consulting Services Agreement;
(a)	要求出质人立即支付服务协议中的到期未付的债务;

(b)	Foreclose or otherwise enforce Pledgee's security interest in any manner permitted by law or provided for in this Agreement;
(b)	以法律允许或本协议约定的方式取消或执行质押权人的担保权益;

(c)	Terminate this Agreement pursuant to Section 11;
(c)	根据第11条终止本协议

(d)	Exercise any and all rights as beneficial and legal owner of the Pledged Collateral; and
(d)	行使质押担保法定所有人和受益人的任何和所有权利；及

(e)	Exercise any and all the rights and remedies of a secured party upon default under applicable law.
(e)	行使所有都法律所赋予的担保方的权利及补救措施。

8.3	The Pledgee shall give a notice of default to the Pledgor when the Pledgee exercises its remedies under this Agreement.
8.3	当质权人执行本协议项下的补救措施，质权人应向出质人发出违约通知。

8.4	The Pledgee may exercise its remedies under this Agreement at any time after the Pledgee gives a notice of default according to this Agreement.
8.4	在根据本协议发出违约通知后，质权人可在任何时候行使本协议的补救措施。

8.5	The Pledgee is entitled to priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity interest pledged herein in accordance with legal procedure until the unpaid Services Fees under the Services Agreement are repaid.
8.5	质权人对于根据法律程序拍卖或出售质押股权所得收益或估值的价款享有优先受偿权，直至服务协议下所欠服务费被偿清为止。

8.6	The Pledgor shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.
8.6	出质人不可阻碍质权人根据本协议行使权利，并应给予必要的协助以确保质权人充分行使其权利。

9.	Assignment.
9.	转让

9.1	The Pledgor shall not donate or transfer rights and obligations herein without prior consent from the Pledgee.
9.1	未经质权人的事先允许，出质人不得捐赠及转让本协议项下的权利和义务。

9.2	This Agreement shall be binding upon each of the Pledgor and his, her or its successors and be binding on the Pledgee and his each successor and assignee.
9.2	本协议对出质人及其继承者，质权人及其继承者及受让人均有约束力。

9.3	The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any individual specified by it (natural person or legal entity) at any time.
9.3	质权人可随时转让其在服务协议中的所有或任何权利和义务给其指定的任何个人（自然人或法人实体）。

9.4	In the event of a change in control of the Pledgee’s resulting in the transfer or assignment of this agreement, the successor parties to the pledge shall execute a new pledge contract.
9.4	若由于质权人的控制权发生变更导致本协议转让，质押担保的承继方应签署新的质押合同。

10.	Fees and Other Charges
10.	费用及其他支出

10.1	The Pledgor shall be responsible for all the fees and actual expenses in relation to this Agreement including but not limited to legal fees, stamp tax and any other taxes and charges.
10.1	出质人应承担所有费用和实际开支，包括但不限于：法律费用和印花税及其它税金及花费。

11.	Dispute Resolution
11.	争议的解决

11.1	This Agreement shall be governed by and construed in accordance with the PRC laws.
11.1	本协议的应适用中国的法律并根据其解释。

11.2	Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties..
11.2	仲裁。各方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

12.	NOTICES
12.	通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b)a notice sent by mail is deemed duly served the tenth(10th)day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark),or the fourth(4th)day after the delivery date to the internationally recognized courier service agency; and(c)a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到下列相关各方的地址或者各方不时通知的地址。通知有效送达的日期应当由以下条件决定：(a)由专人递送的通知，在递交时视作有效送达；(b)通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；(c)如果一份邮件是通过传真递送的，在相关文件传真件上显示的接受时间应当视作有效送达日期。

13.	GENERAL
13.	一般条款

13.1	The failure to exercise or de]ay in exercising a right or remedy under this Agreement shall not constitute a waiver of the right or remedy or waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.
13.1	未主张权利或者救济不能被视作对于本协议下其他权利和救济的放弃并且对于部分权利和救济的主张不能阻止对其他权利和救济的进一步主张。

13.2	Should any Clause or any part of any Clause contained in this Agreement be declared invalid or unenforceable for any reason whatsoever, all other Clauses or parts of Clauses contained in this Agreement shall remain in full force and effect.
13.2	如果本协议任何条款或者部分条款因为任何原因被宣布为无效或者无执行力，所有其他的条款或者条款的其他部分仍保持完全的效力和强制力。

13.3	This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.
13.3	本协议构成各方针对本协议标的的完整协议并且取代所有之前的协议。

13.4	No amendment or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.
13.4	除非通过书面的方式并由各方或者各方代表签署，任何修正或者更改均无效。

13.5	This Agreement shall be executed in three (3) duplicate originals in English and Chinese. Each Party has received one (1) duplicate original, and all originals shall be equally valid.
13.5	本协议用英文和中文制作三份。每方各持有一份，每份具有同等效力。

[SIGNATURE PAGE, FOLLOWS]

SIGNATURE PAGE

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.
特此证明，本协议各方或其授权代表签署本协议。

PARTY A: Dake (Fujian) Sports Goods Co., Ltd
甲方:          达克（福建）体育用品有限公司

Legal/Authorized Representative: ___________________________
 法定代表人/或被授权人（签字）:
Name: Ding Yuxi
姓名：丁玉希

PARTY B: Ding Yuxi
乙方： 丁玉希

By: Ding Yuxi
丁玉希
(PRC Passport No. G24616229 )
中华人民共和国护照编号

PARTY C: Fujian Jinjiang Aierda Shoe Plastic Co., Ltd
丙方:          福建省晋江爱尔达鞋塑有限公司

Legal/Authorized Representative:___________________________
法定代表人/或被授权人（签字）:
Name: Ding Yuxi
姓名: 丁玉希